Exhibit 23.1





                         Consent of Independent Auditors

We consent to the reference to our firm under the captions "Summary Financial Data" and "Experts" and to the use of our report dated February 11, 2000 in Amendment No. 1 to Form S-3 on the Registration Statement (Form SB-2) and related Prospectus of SpectraScience, Inc. for the registration of 2,790,037 shares of its Common Stock.

Minneapolis, Minnesota
April 13, 2000